THE NEXT GENERATION OF DATA FUSION NYSE MKT: IDI © 2015 IDI, Inc. All rights reserved. Exhibit 99.1

This presentation contains "forward-looking statements," as that term is defined under the Private
Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipate," "believes," "should," "intends," "estimates,"
and other words of similar meaning. Such forward-looking statements include non-historical statements about our expectations, beliefs or intentions regarding our business, technologies and products, financial condition, strategies or prospects. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risks set forth in IDI’s Annual Report on 10-K, filed with the SEC on
April 15, 2015, as well as the other factors described in the filings that IDI makes with the SEC from time to time.
You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this presentation and speak only as of the date of this presentation.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-looking Statements
© 2015 IDI, Inc.  All rights reserved.

IDI’s cross-functional core systems and processes are designed to deliver an unrivaled level of clarity into consumer data to support advanced marketing analytics.
IDI Overview
An information solutions provider strategically positioned within the emerging data fusion market,
delivering otherwise unattainable insight into the ever expanding universe of consumer-
and business-centric data. Through its proprietary linking technology, advanced systems architecture, and massive data repository, IDI will address the rapidly growing need for actionable intelligence to support the entirety of the risk management industry, including the following primary use cases:
• Due diligence
• Risk assessment
• Fraud detection and prevention
• Authentication and verification
© 2015 IDI, Inc.  All rights reserved.

IDI Value Proposition
Established core market
Proprietary Systems
IDI is strongly positioned
within the rapidly growing,
multi-billion dollar data
fusion industry
Next-generation technology to
support the increasing needs of
multiple industries
Established information
technology business to
expedite growth
Experienced executives with
proven success building the
leading data fusion providers
01 03
02 04
Proven Management Strong Foundation
Increasing Margins
05
Fixed COGS model, generating
increasing margins as IDI
scales and matures
© 2015 IDI, Inc.  All rights reserved.

IDI Management Team
IDI’s executive leadership team represents over half a century of combined experience in the data industry. As proven strategists, innovators, and operators, the team is well equipped to grow the current business platform into the leading Data Fusion provider.
Founder: Michael Brauser
An investor and operator in the data fusion market since its infancy, Mr. Brauser has built market leading companies
with revenues totalling over $2 billion, including:
•
Kertz Security (CEO/President) –
Security company acquired in 1995 by
Wayne Huizenga for $28 million. After additional rollups within the security business, sold to Ameritech (now ADT) for $660 million.
•
Naviant (Founder/CEO) – Internet marketing company, acquired in 2001 by
Equifax for $135 million.
•
Seisint (Founder/Board Director) – Data fusion company, acquired in 2004 by Reed Elsevier for $775 million.
•
5to1 (Founder) – Internet advertising company, acquired by Yahoo in 2011 for $28 million.
•
Interclick (Founder/Chairman) – Internet advertising network, acquired by
Yahoo in 2011 for $280 million.
© 2015 IDI, Inc.  All rights reserved.

Co-Chief Executive Officer:  Derek
Dubner
For the last 15 years, Mr. Dubner worked closely with the late Hank
Asher, the creator of market leaders Seisint and TLO and often referred to as “the father of data fusion”.  Most recently, Mr. Dubner served as general counsel of TLO from inception through the sale of substantially all of the assets of TLO to TransUnion in December of
2013.  Prior roles include vice president and associate group counsel at
Equifax, general counsel and chief compliance officer at Naviant
(acquired by Equifax), and corporate counsel at Seisint (acquired by
Reed Elsevier’s LexisNexis).
President and Chief Operating Officer:
James Reilly
Mr. Reilly has served in an executive management capacity within the data fusion industry for the last six years, with over 15 years of executive experience in data markets.  Most recently, Mr. Reilly served as executive management for TLO, responsible for building revenue from start-up to sale.  Additionally, Mr. Reilly was responsible for all customer facing departments, the company’s strategic initiatives, and relationship management of key strategic partners and distributors.
Chief Science Officer:  Ole Poulsen
Mr. Poulsen was the primary systems architect of leading data fusion products Accurint (now a LexisNexis offering) and TLOxp
(now a TransUnion offering).  The preeminent expert in this field,
Mr. Poulsen’s experience, expertise, and proven technology
leadership enables rapid expansion and an advanced delivery
platform.
© 2015 IDI, Inc.  All rights reserved.

IDI Key Shareholders
© 2015 IDI, Inc.  All rights reserved.
Michael Brauser
Founder & Large Shareholder
Mr. Brauser was formerly a founder and
Director of Seisint, which sold to Reed Elsevier
for $775 million.  Prior to that, Mr. Brauser
was a founder and CEO of Naviant, which sold
to Equifax for $135 million. Mr. Brauser is
currently an active investor in various verticals
and has extensive experience building market
leading data companies.
Phillip Frost, M.D.
Large Shareholder
Dr. Frost has been the CEO and Chairman of OPKO
Health (NYSE: OPK) since March 2007.  Dr. Frost
served as Chairman of the Board of Teva
Pharmaceuticals (NYSE: TEVA) from March 2010 to
December 2014, and had previously been Vice
Chairman since January 2006 when Teva acquired
IVAX Corporation. Dr. Frost had served as Chairman
of the Board of Directors and Chief Executive
Officer of IVAX since 1987. Dr. Frost was named
Chairman of the Board of Ladenburg Thalmann
Financial Services Inc. (NYSE MKT: LTS) in July 2006.
Steven D. Rubin
Director
Mr. Rubin has served as Executive Vice President and
director of OPKO Health since 2007. Mr. Rubin served
as the Senior Vice President, General Counsel and
Secretary of IVAX from August 2001 until September
2006. Mr. Rubin brings extensive leadership, business,
and legal experience to the board.  Mr. Rubin currently
serves on the boards of, among others,  CoCrystal
Pharma (COCP), Neovasc (Nasdaq: NVCN), and Castle
Brands (ROX).

Data Fusion Markets & IDI Solutions
Risk Management
Marketing &
Data Analytics
Needs: Faced with business, legislative and
regulatory compliance, businesses must rely
on service providers to help identify, assess
and prioritize risks.
Solution: IDI intends to provide actionable
intelligence, enabling businesses to obtain
information on consumers, businesses and assets, to
facilitate the location of individuals, identity
verification, and to support criminal, legal, financial,
insurance, and corporate investigations and due
diligence.
Needs: An ever increasing universe of
data leaves companies struggling to make
sense of it all, leaving valuable metrics
unavailable.
Solution: Leveraging IDI’s core data fusion
technology, the Company is uniquely positioned to
allow businesses to more fully leverage their data and
other data assets, gathering information across all
channels and consolidating it into a common view,
providing invaluable insight to drive marketing and
other business efforts forward.
© 2015 IDI, Inc.  All rights reserved.
Estimated Combined Markets:  $13.6 Billion

IDI Competitors
Thomson Reuters (CLEAR®) – Approximate revenue:  $13 billion per year
A leading source of information for businesses and professionals, TR’s product offering CLEAR has been an investigative tool in the public records market for over two decades.
$32 billion
market
cap*
$17 billion
market
cap*
Reed Elsevier (LexisNexis (Accurint®)) – Approximate revenue: $9 billion per year
LexisNexis segments the products originally developed by Hank Asher and Ole Poulsen within its business line Accurint®.  With estimated revenue of $600-$900 million per year, Accurint serves more than 400,000 public and private customers.
$1.2 billion
annual
revenue*
TransUnion (TLOxp®) – Approximate revenue:  $1.2 billion per year
One of the three major credit bureaus, TransUnion expanded its data solution offerings by acquiring TLOxp in late 2013. TLOxp continues to serve as an investigative and due-diligence tool for over 20,000 entities.
Direct Competitors
© 2015 IDI, Inc.  All rights reserved.
* As of May 2015

IDI Business Differentiators
© 2015 IDI, Inc.  All rights reserved.
01
TECHNOLOGY
Legacy providers are built on outdated
technology and linking theory.  IDI’s next
generation data fusion system will surpass
the previous, now dated, technology.
02
EXPANDED LEVERAGING OF DATA
IDI will leverage expansive amounts of data
not previously integrated into data fusion
systems, creating additional insight and value
to its customers.
03
INCREASED VALUE, REDUCED COST
By building a more efficient and intelligent
platform, IDI will leverage reduced costs related to
data, hardware, and personnel to provide a higher
quality product at a reduced price point.
04
CONSTANT INNOVATION
Continued interaction with industry experts, direct
communication with its client base, and a constant
push for advancing the technology forward, will set
IDI’s platforms apart from systems that have
remained relatively stagnant since their
introduction to the market.
IDI is focusing on several key differentiators to address the demands of the industry:

IDI Background
Several key factors contribute to the Company’s expanding growth platform:
© 2015 IDI, Inc.  All rights reserved.
Experienced
management
team with
proven success
in this field
World-class
technology
team led by
the preeminent
systems
architect in the
industry
Established, core
agreements with
major data
suppliers
Established
compliance and
security history
with all requisite
certifications in
place
Strong base of
initial customers
Formed through the acquisition of a legacy, niche data provider and subsequent merger with a NYSE MKT listed entity, IDI is now positioned to aggressively expand across the entirety of the risk management industry, and to provide intuitive data analytics in other key segments.

IDI Product Examples
© 2015 IDI, Inc.  All rights reserved.
Online Data Access (visual)
Discover:
•Criminal histories
•Motor Vehicle data
•Property data
•Vital Records data
•Place of Employment
•Financial indicators
•Affiliated Businesses
•Social Media connections
•….and more

IDI Product Examples © 2015 IDI, Inc. All rights reserved. Full Comprehensive Reports in Seconds….

IDI Product Examples
Batch Processing
Utilizing a base of massive amounts of consumer-related data, IDI verifies, or appends, client data to provide additional insight for a variety of use cases within a large number of industries. Processing is conducted through secure file transfers or real-time data flow.
Online Data Access
Through intuitive and powerful online interfaces, IDI offers researchers efficient means of performing verification, due diligence, and investigative functions:
Currently in BETA, idiBASIC offers immediate location and contact information associated with a consumer.  Use cases include skip tracing for collection agencies and law firms, repossessors, bail bond agents, and process servers.
Currently in development with an expected release date of Q4 2015, idiCORE represents the next generation of data fusion technology.  Offering instant, comprehensive views of individuals, businesses, assets, and the connections between, idiCORE is poised to become the de-facto solution for investigative purposes within multiple industries, including Law Enforcement, Government, Insurance,
Banking, Corporate Risk, and many more.
Custom Data Solutions
Leveraging our powerful computing technology and proprietary, advanced linking algorithms, IDI can perform deep analytics, data verification, and data cleansing, to provide powerful views of customers’ own data, creating never before seen value and actionable insight.
© 2015 IDI, Inc.  All rights reserved.

Business Vertical Focus
Actionable insight on consumers, business, assets, and the connections between, to support demand from a variety of industries.
Examples include:
Banking and Financial Services
Insurance
Healthcare / Medical
Retail
Attorneys / Law Firms
Collection Agencies
Background Screening and Investigative Agencies
Law Enforcement and Government
© 2015 IDI, Inc.  All rights reserved.

IDI’s Significant Growth Opportunity
While leveraging current clientele affords short-term revenue growth, IDI is now aggressively pursuing an accelerated expansion of opportunities, fueled by management experience and rapid innovation from its technology team:
Brand Positioning and Market Focus – Currently expanding to over a dozen new industry segments.
Evolution of Industry Technology – Work is well underway on the next-generation data fusion platform (software and supporting hardware), which will effectively shift all current competitor offerings to second-tier, dated technology.
Marketing and Data Analytics – As owners of significant data fusion intellectual property, IDI will license technology and processing capabilities to support market data analytics needs in multiple markets.
Strategic Relationships – Developing key distributor and reseller channels with established entities to accelerate entry into multiple market segments.
Strategic Acquisitions – Aggressively pursuing both competitive and complementary target entities within an extremely fragmented market to speed customer acquisition and revenue growth.
© 2015 IDI, Inc.  All rights reserved.

Contact Information
Derek@ididata.com
IDI, Inc.
Derek Dubner, Co-CEO
561-757-4000
2650 N. Military Trail, Ste 300
Boca Raton, FL  33431
101 Yesler Way, Ste 207
Seattle, WA  98104
3057 Peachtree Industrial Blvd, Ste 100
Duluth, GA  30097